                          KEMPER GLOBAL DISCOVERY FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                    APRIL 16, 1998, AS REVISED JUNE 4, 1998

                          KEMPER GLOBAL DISCOVERY FUND
               222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606
                                 1-800-621-1048

This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for Class A, B and C Shares (the "Shares" or "Kemper Shares") of Global Discovery Fund (the "Fund"). This Statement of Additional Information should be read in conjunction with the prospectus of the Shares dated April 16, 1998. The prospectus may be obtained without charge from the Fund at the address or telephone number on this cover or the firm from which this Statement of Additional Information was received.

                              --------------------

                               TABLE OF CONTENTS

                                                                                                 PAGE
                                                                                               ---------
Investment Restrictions......................................................................          2
Investment Policies and Techniques...........................................................          3
Dividends, Distributions and Taxes...........................................................         26
Investment Adviser and Underwriter...........................................................         31
Portfolio Transactions.......................................................................         36
Purchase and Redemption of Shares............................................................         38
Performance..................................................................................         39
Officers and Directors.......................................................................         42
Shareholder Rights...........................................................................         46
Appendix.....................................................................................        A-1

Scudder Kemper Investments, Inc. (the "Adviser") serves as the Fund's investment adviser.

KGDF-13 4/97                                    [LOGO] printed on recycled paper

INVESTMENT RESTRICTIONS

The Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a "majority" of its outstanding voting shares. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of (1) 67% of the Fund's shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

The Fund has elected to be classified as a diversified series of an open-end investment company.

THE FUND MAY NOT, AS A FUNDAMENTAL POLICY:

    1. borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

    2. issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

    3. purchase physical commodities or contracts relating to physical commodities;

    4. concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

    5. engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

    6. purchase or sell real estate, which term does not include securities or companies which deal in real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities; or

    7. make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

OTHER INVESTMENT POLICIES

The Directors of the Corporation have voluntarily adopted certain policies and restrictions which are observed in the conduct of the Fund's affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Directors without requiring prior notice to, or approval of, shareholders.

As a matter of nonfundamental policy, THE FUND currently does not intend to:

    (1) borrow money in an amount greater than 5% of its total assets, except
       (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

    (2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

    (3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
       (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

    (4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

    (5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

    (6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

    (7) lend portfolio securities in an amount greater than 5% of its total assets.

In addition, other nonfundamental policies may be established from time to time by the Fund's Directors and would not require the approval of shareholders.

MASTER/FEEDER FUND STRUCTURE. At special meetings of shareholders, a majority of the shareholders of the Fund approved a proposal which gives the Corporation's Board of Directors the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

GENERAL. Global Discovery Fund is a diversified series of Global/International Fund, Inc. (the "Corporation"), an open-end management investment company. The Fund's investment objective is to seek above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The Fund is designed for investors looking for above-average appreciation potential (when compared with the overall domestic stock market as reflected by Standard & Poor's Corporation 500 Composite Price Index) and the benefits of investing globally, but who are willing to accept above-average stock market risk, the impact of currency fluctuation and little or no current income.

In pursuit of its objective, the Fund generally invests in small, rapidly growing companies which offer the potential for above-average returns relative to larger companies, yet are frequently overlooked and thus undervalued by the market. The Fund has the flexibility to invest in any region of the world. It can invest in companies based in emerging markets, typically in the Far East, Latin America and Eastern Europe, as well as in firms operating in developed economies, such as those of the United States, Japan and Western Europe.

The Fund's investment adviser, Scudder Kemper Investments, Inc. (the "Adviser"), invests the Fund's assets in companies it believes offer above-average earnings, cash flow or asset growth potential. It also invests in companies which may receive greater market recognition over time. The Adviser believes that these factors offer significant opportunity for long-term capital appreciation. The Adviser evaluates investments for the Fund from both a macroeconomic and microeconomic perspective, using fundamental analysis, including field research. The Adviser analyzes the growth potential and relative value of possible investments. When evaluating an individual company, the Adviser takes into consideration numerous factors, including the depth and quality of management; a company's product line, business strategy and competitive position; research and development efforts; financial strength, including degree of leverage; cost structure; revenue and earnings growth potential; price-earnings ratios and other stock valuation measures. Secondarily, the Adviser weighs the attractiveness of the country and region in which a company is located.

While the Adviser believes that smaller, lesser-known companies can offer greater growth potential than larger, more established firms, the former also involve greater risk and price volatility. To help reduce risk, the Fund expects, under usual market conditions, to diversify its portfolio widely by company, industry and country. Under normal circumstances, the Fund invests at least 65% of its total assets in the equity securities of small companies. The Fund intends to allocate investments among at least three countries at all times, one of which may be the United States.

The Fund invests primarily in companies whose individual equity market capitalization would place them in the same size range as companies in approximately the lowest 20% of world market capitalization as represented by the Salomon Brothers Broad Market Index, an index comprised of equity securities of more than 6,500 small-, medium- and large-sized companies based in 22 markets around the globe. Based on this policy, the companies represented in the Fund's portfolio typically will have individual equity market capitalizations of between approximately $50 million and $2 billion, although the Fund will be free to invest in smaller capitalization issues. Furthermore, the median market capitalization of the companies in which the Fund invests will not exceed $750 million.

The equity securities in which the Fund may invest consist of common stocks, preferred stocks (either convertible or nonconvertible), rights and warrants. These securities may be listed on the U.S. or foreign securities exchanges or traded over-the-counter. For capital appreciation purposes, the Fund may purchase notes, bonds, debentures, government securities and zero coupon bonds (any of which may be convertible or nonconvertible). The Fund may invest in foreign securities and American Depositary Receipts which may be sponsored or unsponsored. The Fund may also invest in closed-end investment companies holding foreign securities, enter into repurchase agreements and reverse repurchase agreements, invest in illiquid securities, purchase securities on a when-issued or forward delivery basis, and engage in strategic transactions, including derivatives. For temporary defensive purposes, the Fund may, during periods in which conditions in securities markets warrant, invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies will be utilized.

SMALL COMPANY RISK. The Adviser believes that smaller companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

FOREIGN SECURITIES. The Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a diversified portfolio of securities of U.S. and foreign companies located worldwide and is designed for long-term investors who can accept international investment risk. The Fund is designed for investors who can accept currency and other forms of international investment risk. The Adviser believes that allocation of the Fund's assets on a global basis decreases the degree to which events in any one country, including the U.S., will affect an investor's entire investment holdings. In the period since World War II, many leading foreign economies have grown more rapidly than the U.S. economy and from time to time have had interest rate levels that had a higher real return than the U.S. bond market. Consequently, the securities of foreign issuers have provided attractive returns relative to the returns provided by the securities of U.S. issuers, although there can be no assurance that this will be true in the future.

Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may affect the Fund's performance favorably or unfavorably. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than that of the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than that in the U.S. market and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Adviser will endeavor to achieve the most favorable net results on the Fund's portfolio transactions. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of confiscatory or withholding taxation, political, social or economic instability, or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser seeks to mitigate the risks to the Fund associated with the foregoing considerations through investment variation and continuous professional management.

EASTERN EUROPE. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union. The Fund may invest up to 5% of its total assets in the securities of issuers domiciled in Eastern European countries.

Investments in such countries involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.

FOREIGN CURRENCIES. Investments in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts, foreign currency futures contracts and options on such contracts. Because of these factors, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund's custodian values each Fund's assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

Because the Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. The Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Fund invests in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.

INVESTING IN EMERGING MARKETS. Most emerging securities markets may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no cash is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Foreign investment in certain emerging market debt obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging markets debt obligations and increase the costs and expenses of the Fund. Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

In the course of investment in emerging market debt obligations, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. Political changes in emerging market countries may affect the willingness of an emerging market country governmental issuer to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affects its ability to honor its obligations. While the Fund manages its assets in a manner that will seek to minimize the exposure to such risks, and will further reduce risk by owning the bonds of many issuers, there can be no assurance that adverse political, social or economic changes will not cause the Fund to suffer a loss of value in respect of the securities in the Fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Corporation may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Corporation's Board of Directors.

Volume and liquidity in most foreign bond markets are less than in the U.S. and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The chart below sets forth the risk ratings of selected emerging market countries' sovereign debt securities.

   SOVEREIGN RISK RATINGS FOR SELECTED EMERGING MARKET COUNTRIES AS OF 2/1/98

       (Source: J.P. Morgan Securities, Inc., Emerging Markets Research)

                               STANDARD &
COUNTRY           MOODY'S        POOR'S
--------------  -----------  ---------------
Chile                 Baa1             A-
Turkey                 Ba3             B+
Mexico                 Ba2             BB
Czech Republic        Baa1              A
Hungary               Baa3           BBB-
Colombia              Baa3           BBB-
Venezuela              Ba2              B
Morocco                 NR             NR
Argentina               B1            BB-
Brazil                  B1             B+
Poland                Baa3           BBB-
Ivory Coast             NR             NR

The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements. With four exceptions, (Panama, Cuba, Costa Rica and Yugoslavia), no sovereign emerging markets borrower has defaulted on an external bond issue since World War II.

Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

INVESTING IN LATIN AMERICA. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

The Fund may invest a portion of its assets in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar may result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies.

Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a Fund at a higher rate than those imposed by other foreign countries. This may reduce a Fund's investment income available for distribution to shareholders.

Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.

Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960s and 1970s, but slowed dramatically (and in some instances was negative) in the 1980s as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly restructured. Political turmoil, high inflation, capital repatriation restrictions, and nationalization have further exacerbated conditions.

Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect a Fund's investments in this region.

Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Free Trade Zones are being discussed in various areas around the region, the most notable being a free zone among Mexico, the U.S. and Canada and another zone among four countries in the southernmost point of Latin America. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

INVESTING IN THE PACIFIC BASIN. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

With respect to the Peoples Republic of China and other markets in which each Fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country or the Fund's investment in the debt of that country.

Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about such companies than about U.S. companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the U.S.

INVESTING IN EUROPE. Most Eastern European nations, including Hungary, Poland, Czech Republic, Slovak Republic, and Romania have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech

Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

Both the European Community (the "EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the "GDP") increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

INVESTING IN AFRICA. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism and cattle.

Many of the countries are fraught with political instability. However, there has been a trend over the past five years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

Economically, the Northern Rim countries (including Morocco, Egypt and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP. However, general decline in oil prices has had an adverse impact on many economies.

DEBT SECURITIES. If the Adviser determines that the capital appreciation on debt securities is likely to exceed that of common stocks, the Fund may invest in debt securities of foreign and U.S. issuers. Portfolio debt investments will be selected on the basis of capital appreciation potential, by evaluating, among other things, potential yield, if any, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the world, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. The Fund may also invest up to 5% of its net assets in debt securities which are rated below investment-grade, that is, rated below Baa by Moody's or below BBB by S&P and in unrated securities of equivalent quality.

HIGH YIELD/HIGH RISK SECURITIES. Below investment-grade securities (commonly referred to as "junk bonds") (rated Ba and lower by Moody's and BB and lower by S&P) or unrated securities of equivalent quality, in which the Fund may invest up to 5% of its net assets, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have a greater adverse impact on the value of such obligations than on comparable higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Fund to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type. For more information regarding tax issues related to high yield securities, see "Taxes" hereafter.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

ILLIQUID SECURITIES. The Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," I.E., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System, with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer, any foreign bank, if the repurchase agreement is fully secured by government securities of the particular foreign jurisdiction, if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Fund may purchase, or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or S&P.

A repurchase agreement provides a means for the Fund to earn income on assets for periods as short as overnight. It is an arrangement under which the Fund acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Obligations subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. To protect against such potential loss, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

WHEN-ISSUED SECURITIES. The Fund may from time to time purchase securities on a "when-issued" or "forward delivery" basis for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. At the time of settlement, the market value of the when-issued or forward delivery securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

LENDING OF PORTFOLIO SECURITIES. The Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made to member firms of the New York Stock Exchange (the "Exchange"), and would be required to be secured continuously by collateral in cash or liquid assets maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Fund determines to make securities loans, the value of the securities loaned will not exceed 5% of the value of the Fund's total assets at the time any loan is made.

ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the Division of Investment Management of the SEC no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "Taxes," hereafter).

BORROWING. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Directors do not currently intend to borrow for investment leverage purposes, if such a strategy were implemented in the future it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

STRATEGIC TRANSACTIONS AND DERIVATIVES. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of the Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not to create leveraged exposure in the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (I.E., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 10% of its assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (I.E., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities, indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, I.E., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Adviser.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, I.E., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

EURODOLLAR INSTRUMENTS. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

WARRANTS. Each Fund may invest in warrants up to 5% of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS. The Fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "Taxes" hereafter.)

The Fund intends to distribute investment company taxable income, and any net realized capital gains in December each year. Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Additional distributions may be made if necessary.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Kemper Funds as provided in the prospectus.

TAXES. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified as such since its inception. The Fund intends to continue to qualify for such treatment. Such qualification does not involve governmental supervision or management of investment practices or policy.

A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. The Fund intends to distribute at least annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the Funds may determine that it is in the interest of shareholders to distribute less than that amount.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires the Fund to distribute to shareholders during a calendar year an amount equal to at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses, if any. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund.

If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% or 28% capital gains rate (depending on the Fund's holding period for the assets giving rise to the gain), will be able to claim a relative share of federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between a pro rata share of such gains owned and the individual tax credit.

Distributions of investment company taxable income are taxable to shareholders as ordinary income.

Dividends from domestic corporations are expected to comprise some portion of the Fund's gross income. To the extent that such dividends constitute any of the Fund's gross income, a portion of the income distributions of the Fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares, with respect to which dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholders, as the case may be, for less than 46 days during the 90 day period beginning 45 days before the shares become ex-dividend.

Properly designated distributions of the excess of net long-term capital gains over net short-term capital losses which a Fund designates as "capital gains dividends" are taxable to individual shareholders at a maximum 20% or 28% capital gains rate (depending on the Fund's holding period for the assets giving rise to the gain), regardless of the length of time the shares of a Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

An individual may make a deductible IRA contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year only if
(i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,050 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,050 and $50,000; $25,050 for a single individual, with a phase-out for adjusted gross income between $25,050 and $35,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Dividend and interest income received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund intends to qualify for and may make the election permitted under
Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code except in the case of certain electing individual shareholders who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend.

Equity options (including options on stock and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (I.E., long-term or short-term) will generally depend in the case of a lapse or sale of the option on the Fund's holding period for the option and in the case of an exercise of the option on the Fund's holding period for the underlying stock. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or substantially identical security in the Fund's portfolio. If the Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option written by the Fund is exercised any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying security. The exercise of a put option written by the Fund is not a taxable transaction for the Fund.

Many futures contracts (including foreign currency futures contracts) entered into by the Fund, certain forward foreign currency contracts, and all listed nonequity options written or purchased by the Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked-to-market (I.E. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio. Under Section 988 of the Code, discussed below, foreign currency gains or loss from foreign currency related forward contracts, certain futures and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.

Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.

Positions of the Fund which consist of at least one position not governed by
Section 1256 and at least one futures contract or forward contract or nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Mixed straddles are subject to the straddle rules of Section 1092 of the Code, and may result in the deferral of losses if the non-Section 1256 position is in an unrealized gain at the end of a reporting period.

Notwithstanding any of the foregoing, recent tax law changes may require the Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund. Shareholders will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash.

If the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

The Fund may make an election to market its shares of these foreign investment companies, in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark-to-market losses and any loss from an actual disposition of stock would be deductible as ordinary losses to the extent of any net mark-to-market gains previously included in income in prior years. The effect of this election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to the Fund-level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain their share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

The Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Corporation issues to each shareholder a statement of the federal income tax status of all distributions.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, I.E., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

INVESTMENT ADVISER AND UNDERWRITER

INVESTMENT ADVISER. Scudder Kemper Investments, Inc. (the "Adviser"), an investment counsel firm, 345 Park Avenue, New York, New York, is the Fund's investment adviser. This organization is one of the most experienced investment management firms in the United States. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, the Adviser's predecessor Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which the predecessor and Zurich agreed to form an alliance.

On December 31, 1997, Zurich acquired a majority interest in Scudder and Zurich made its subsidiary Zurich Kemper Investments, Inc., a part of the predecessor organization. The predecessor's name has been changed to Scudder Kemper Investments, Inc. Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

The Adviser maintains a large research department, which conducts ongoing studies of the factors that affect the position of various industries, companies and individual securities. In this work, the Adviser utilizes certain reports and statistics from a wide variety of sources, including brokers and dealers who may execute portfolio transactions for the Fund and for clients of the Adviser, but conclusions are based primarily on investigations and critical analyses by its own research specialists.

Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser. Investment decisions for the Fund and other clients are made with a view toward achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same date. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to the Fund.

Because the transaction between Scudder and Zurich resulted in the assignment of the Fund's investment management agreement with Scudder, that agreement was deemed to be automatically terminated at the consummation of the transaction. In anticipation of the transaction, however, a new investment management agreement between the Fund and the Adviser was approved by the Corporation's Directors. At the special meeting of the Fund's shareholders held on October 27, 1997, the shareholders also approved the proposed new investment management agreement. The new investment management agreement (the "Agreement") became effective as of December 31, 1997 and will be in effect for an initial term ending on September 30, 1998. The Agreement is in all material respects on the same terms as the previous investment management agreement which they supersede. The Agreement will continue in effect until September 30, 1998 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to the Agreement or interested persons of the Adviser or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Directors or of a majority of the outstanding voting securities of the respective Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days written notice and automatically terminates in the event of its assignment.

Under the Agreement, the Adviser provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolio of the Fund, what portfolio securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Corporation's Articles of Incorporation and By-Laws, the 1940 Act and the Code and to the Fund's investment objectives, policies and restrictions and subject, further, to such policies and instructions as the Directors of the Corporation may from time to time establish. The Adviser also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of the Fund.

The Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Directors.

The Adviser pays the compensation and expenses (except those for attending Board and Committee meetings outside New York, New York; Boston, Massachusetts and Chicago, Illinois) of all Directors, officers and executive employees of the Corporation affiliated with the Adviser and makes available, without expense to the Corporation, the services of such Directors, officers and employees of the Adviser as may duly be elected officers or Directors of the Corporation, subject to their individual consent to serve and to any limitations imposed by law, and provides the Corporation's office space and facilities.

For these services, the Fund pays the Adviser an annual fee equal to 1.10% of the average daily net assets of the Fund. For the fiscal year ended October 31, 1995, the management fee amounted to $2,573,030. For the fiscal year ended October 31, 1996, the management fee amounted to $3,201,957. For the fiscal year ended October 31, 1997, the management fee amounted to $3,960,949 of which $357,145 was unpaid at October 31, 1997.

Under the Agreement the Fund is responsible for all of its other expenses including organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; the calculation of Net Asset Value; taxes and governmental fees; the fees and expenses of the transfer agent; the cost of preparing stock certificates and any other expenses including clerical expenses of issue, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of the Corporation who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors with respect thereto. The Agreement expressly provides that the Adviser shall not be required to pay a pricing agent of the Fund for portfolio pricing services, if any.

The Agreement identifies the Adviser as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Corporation, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation's investment products and services.

In reviewing the terms of the Agreement and in discussions with the Adviser concerning such Agreement, the Directors who are not "interested persons" of the Corporation have been represented by independent counsel at the Fund's expense.

The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Adviser may serve as adviser to other funds with investment objectives and policies similar to those of the Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Directors of the Corporation may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Fund.

PERSONAL INVESTMENTS BY EMPLOYEES OF THE ADVISER. Employees of the Adviser and certain of its subsidiaries are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement"), Kemper Distributors, Inc. ("KDI"), an affiliate of the Adviser, is the principal underwriter and distributor for the Class A, B and C Shares of the Fund and acts as agent of the Fund in the continuous offering of its Shares. KDI bears all of its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of Shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

The distribution agreement dated April 16, 1998 was initially approved by the Directors on March 2, 1998 and by the sole shareholder of the Shares on April 16, 1998 and continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Directors of the Corporation, including the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the agreement. The distribution agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by KDI upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of a majority of the Board of Directors or a majority of the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the distribution agreement or a "majority of the outstanding voting securities" of such class of the Fund, as defined under the 1940 Act. The distribution agreement may not be amended for a class to increase the fee to be paid by the Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the distribution agreement.

ADMINISTRATIVE SERVICES. Administrative services are provided to the Shares under an administrative services agreement ("administrative agreement") with KDI. KDI bears all of its expenses of providing services pursuant to the administrative agreement between KDI and the Fund, including the payment of service fees. The Fund pays KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of Class A, B and C Shares of the Fund.

KDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A Shares, KDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class B and Class C Shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C Shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid may include affiliates of KDI.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for Class A, B and C Shares of the Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services listed on the Fund's records, and it is intended that KDI will pay all the administrative services fee that it receives from the Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides administrative services. The Board of Directors of the Corporation, in its discretion, may approve basing the fee to KDI on all Fund assets in the future.

Certain directors or officers of the Corporation are also directors or officers of the Adviser or KDI, as indicated under "OFFICERS AND DIRECTORS."

FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts, 02210-4103, a subsidiary of the Adviser, computes net asset value for the Fund.

The Fund pays Scudder Fund Accounting Corporation an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million, 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Before the multiclassing of the Fund on April 16, 1998, Scudder Fund Accounting Corporation charged the Fund an aggregate fee of $207,838, $189,560 and $63,829 for the fiscal years ended October 31, 1997, 1996 and 1995, respectively.

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Brown Brothers Harriman & Co. (the "Custodian"), as custodian, has custody of all securities and cash of the Fund held outside the United States. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. Kemper Service Company ("KSVC"), an affiliate of the Adviser, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund's Class A, B and C Shares. KSVC receives as transfer agent, annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B Shares only) and out-of-pocket expense reimbursement.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Fund's independent auditors, Coopers & Lybrand L.L.P., audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

PORTFOLIO TRANSACTIONS

BROKERAGE.  Allocation of brokerage may be placed by the Adviser.

The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Fund's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to the Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction solely on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

In selecting among firms believed to meet the criteria for handling a particular transaction, the Adviser may give consideration to those firms that have sold or are selling shares of the Fund or other funds managed by the Adviser.

To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), a corporation registered as a broker-dealer and a subsidiary of the Adviser. SIS will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Fund for this service.

Although certain research, market and statistical information from broker/dealers may be useful to the Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

The Directors of the Fund review from time to time whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

In the fiscal years ended October 31, 1997, 1996 and 1995, the Fund paid brokerage commissions of $722,757, $759,086 and $587,657, respectively. In the fiscal year ended October 31, 1997, the Fund paid brokerage commissions of $700,576 (97% of the total brokerage commissions), resulting from orders placed consistent with the policy to obtain the most favorable net results, for transactions placed with brokers and dealers who provided supplementary research, market and statistical information to the Corporation or the Adviser. The amount of such transactions aggregated $339,915,887 (88% of all brokerage transactions). The balance of such brokerage was not allocated to any particular broker or dealer with regard to the above-mentioned or any other special factors.

PORTFOLIO TURNOVER. The Fund's average annual portfolio turnover rates (defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities with maturities at the time of acquisition of one year or less) for the fiscal years ended October 31, 1997 and 1996, was 60.5% and 63.0%, respectively. Higher levels of activity by the Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made for the Fund whenever necessary, in management's opinion, to meet the Fund's objective. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective.

NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The net asset value per share of each class of the Fund is computed by dividing the value of the total assets attributable to a specific class, less all liabilities attributable to those shares, by the total number of outstanding shares of that class.

An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("Nasdaq") System is valued at its most recent sale price. Lacking any sales, the security is valued at the high or "inside" bid quotation. The value of an equity security not quoted on the Nasdaq System, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

Debt securities, other than short-term securities, are valued at prices supplied by each Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Corporation's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

PURCHASE AND REDEMPTION OF SHARES

As described in the Shares' prospectus, Fund shares are sold at their public offering price, which is the net asset value per such Shares next determined after an order is received in proper form plus, with respect to Class A Shares, an initial sales charge. The minimum initial investment for each of Class A, B and C is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. See the Shares' prospectus for certain exceptions to these minimums. The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Adviser and its affiliates. An order for the purchase of Shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, Shares of the Fund will be redeemed by the Fund at the applicable net asset value per Share of the Fund as described in the Shares' prospectus.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A Shares or the contingent deferred sales charge for redemptions of Class B or Class C Shares by certain classes of persons or through certain types of transactions as described in the prospectus are provided because of anticipated economies of scale in sales and sales-related efforts.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

Although it is the Fund's present policy to redeem in cash, if the Board of Directors determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be so liquid as a redemption entirely in cash.

The conversion of Class B Shares to Class A Shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B Shares and not Class A Shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B Shares to Class A Shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B Shares to Class A Shares may be suspended if such assurance is not available. In that event, no further conversions of Class B Shares would occur, and Shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the Shares' prospectus.

PERFORMANCE

As described in the Shares' Prospectus, the Fund's historical performance or return for a class of Shares may be shown in the form of "average annual total return" and "total return" figures. These measures of performance are described below. Performance information will be computed separately for each class.

Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio. The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for each class of the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the shares of a class on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A Shares), and computing the "redeemable value" of that investment at the end of the period. Average annual return quotations will be determined to the nearest 1/100th of 1%. The redeemable value in the case of Class B Shares or Class C Shares include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Average annual return calculated in accordance with this formula does not take into account any required payments for federal of state income taxes. Such quotations for Class B Shares for periods over six years will reflect conversion of such shares to Class A Shares at the end of the sixth year. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated in a manner not consistent with the standard formula described above, without deducting the maximum sales charge or contingent deferred sales charge.

Calculation of the Fund's total return is not subject to a standardized formula, except when calculated for the Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A Shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B Shares or Class C Shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A Shares or the contingent deferred sales charge for Class B and Class C Shares would be reduced if such charges were included.

The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. The Fund's Class A Shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B and Class C Shares are sold at net asset value. Redemption of Class B Shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C Shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. Returns and net asset value will fluctuate. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at the then current net asset value, which may be more or less than original cost.

There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indices which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The Dow Jones Industrial Average and the Standard & Poor's Corporation 500 Stock Index are indices of common stocks which are considered to be generally representative of the U.S. stock market. The Financial Times/Standard & Poor's Actuaries World Index-Europe(TM) is a managed index that is generally representative of the equity securities of European markets. The foregoing indices are unmanaged. The net asset value and returns of the Fund will fluctuate.

Investors may want to compare the performance of the Shares to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

Investors also may want to compare the performance of the Shares to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

Investors may want to compare the performance of the Shares to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, Financial Data Inc.'s Money Fund Averages(R) (All Taxable). As reported by Financial Data Inc., all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

On April 16, 1998, the Fund was divided into multiple classes of shares, including the Kemper Class A, B and C Shares described herein. Prior to that date, the Fund consisted of only one class of shares; the shares of the Fund outstanding as of April 16, 1998, were redesignated as Scudder Shares of the Fund, which class has no sales charges or Rule 12b-1 fees. The performance figures shown below reflect the performance of the Fund prior to the creation of multiple classes, restated to reflect the sales charges of the Kemper Class A Shares of the Fund. The performance figures have not been restated to reflect Rule 12b-1 fees, which are included only from the date of inception of the Fund's Rule 12b-1 plans on April 16, 1998. The Rule 12b-1 fees applicable to the Kemper Class A, B and C Shares of the Fund will affect subsequent performance.

For purposes of the performance computations for the Fund, it is assumed that all dividends and capital gains distributions made by the Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A Shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment. Standardized Return quotations for the Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations are determined to the nearest 1/100 of 1%.

The following table summarizes the calculation of Standardized Return for the Kemper Class A Shares of the Fund for the periods indicated. Performance figures for Class B and C Shares of the Fund, which are not shown, will differ due to differing sales charges, Rule 12b-1 fees, if any, and any applicable CDSC.

                                       STANDARDIZED RETURN(1)
                                                                                            CLASS A
                                                                                           ---------

One year ended March 31, 1998............................................................      27.26%

Five years ended March 31, 1998..........................................................      14.81%

Inception(2) to March 31, 1998(3)........................................................      13.52%

------------------------------

(1) The Standardized Return figures for Class A Shares reflect the deduction of the maximum initial sales charge of 5.75%.

(2) The inception date for the Fund (and, consequently, of the Scudder Shares thereof) was September 10, 1991. The Kemper Class A Shares of the Fund commenced operations on April 16, 1998.

(3) The total return for a period of less than a full year is calculated on an aggregate basis and is not annualized.

OFFICERS AND DIRECTORS

The officers and directors of the Corporation, their ages, their principal occupations and other affiliations, if any, with the Adviser, and Kemper Distributors, Inc. are as follows:

                                                                                                   POSITION WITH
                                                                                                    UNDERWRITER,
                                          POSITION WITH                                                KEMPER
NAME, ADDRESS AND AGE                      CORPORATION            PRINCIPAL OCCUPATION**         DISTRIBUTORS, INC.
-----------------------------------  ------------------------  ----------------------------  --------------------------
Daniel Pierce*+ (64)                 Chairman of the Board     Managing Director of Scudder              --
                                      and Director              Kemper Investments, Inc.

Paul Bancroft III (68)               Director                  Venture Capitalist and                    --
 79 Pine Lane                                                   Consultant; Retired,
 Box 6639                                                       President, Chief Executive
 Snowmass Village, CO 81615                                     Officer and Director,
                                                                Bessemer Securities
                                                                Corporation

Sheryle J. Bolton (51)               Director                  Chief Executive Officer and               --
 1995 University Avenue                                         Director, Scientific
 Suite 400                                                      Learning Corporation
 Berkely, CA 94704

William T. Burgin (54)               Director                  General Partner, Bessemer                 --
 83 Walnut Street                                               Venture Partners
 Wellesley, MA 02181-2101

Thomas J. Devine (71)                Director                  Consultant                                --
 450 Park Avenue
 New York, NY 10022

Keith R. Fox (43)                    Director                  Private Equity Investor                   --
 10 East 53rd Street
 New York, New York 10022

William H. Gleysteen, Jr. (72)       Director                  Consultant; Formerly                      --
 4937 Crescent Street                                           President, The Japan
 Bethesda, MD 20816                                             Society, Inc.

William H. Luers (69)                Director                  President, The Metropolitan               --
 1000 Fifth Avenue                                              Museum of Art
 New York, NY 10028

Kathryn L. Quirk*++ (45)             Director, Vice President  Managing Director of Scudder              --
                                      and Assistant Secretary   Kemper Investments, Inc.

                                                                                                   POSITION WITH
                                                                                                    UNDERWRITER,
                                          POSITION WITH                                                KEMPER
NAME, ADDRESS AND AGE                      CORPORATION            PRINCIPAL OCCUPATION**         DISTRIBUTORS, INC.
-----------------------------------  ------------------------  ----------------------------  --------------------------
Robert G. Stone, Jr. (75)            Honorary Director         Chairman Emeritus &                       --
 405 Lexington Avenue                                           Director, Kirby Corporation
 39th Floor                                                     (inland and offshore marine
 New York, NY 10174                                             transportation and diesel
                                                                repairs)

Susan E. Dahl+ (33)                  Senior Vice President     Senior Vice President,                    --
                                                                Scudder Kemper Investments,
                                                                Inc.

Jerard K. Hartman++ (65)             Vice President            Managing Director of Scudder              --
                                                                Kemper Investments, Inc.

William E. Holzer++@ (48)            President--Scudder
                                      Global Fund

Nicholas Bratt++@ (49)               President--Scudder        Managing Director of Scudder              --
                                      Global Bond Fund,         Kemper Investments, Inc.
                                      Scudder International
                                      Bond Fund, Scudder
                                      Global Discovery Fund
                                      and Scudder Emerging
                                      Markets Income Fund

Gary P. Johnson (45)                 Vice President            Managing Director, Scudder                --
                                                                Kemper Investments, Inc.

Thomas W. Joseph+ (59)               Vice President            Senior Vice President,                    --
                                                                Scudder Kemper Investments,
                                                                Inc.

Thomas F. McDonough+ (51)            Vice President,           Senior Vice President,                    --
                                      Secretary and Treasurer   Scudder Kemper Investments,
                                                                Inc.

Gerald J. Moran++ (59)               Senior Vice President     Senior Vice President,                    --
                                                                Scudder Kemper Investments,
                                                                Inc.

M. Isabel Saltzman+ (43)             Vice President            Managing Director of Scudder              --
                                                                Kemper Investments, Inc.

                                                                                                   POSITION WITH
                                                                                                    UNDERWRITER,
                                          POSITION WITH                                                KEMPER
NAME, ADDRESS AND AGE                      CORPORATION            PRINCIPAL OCCUPATION**         DISTRIBUTORS, INC.
-----------------------------------  ------------------------  ----------------------------  --------------------------
John R. Hebble+ (39)                 Assistant Treasurer       Senior Vice President,                    --
                                                                Scudder Kemper Investments,
                                                                Inc.

Caroline Pearson+ (36)               Assistant Secretary       Vice President,                           --
                                                                Scudder Kemper
                                                                Investments, Inc.;
                                                                formerly, associate
                                                                attorney, Dechert Price &
                                                                Rhoads

------------------------------

* Mr. Pierce and Ms. Quirk are considered by the Corporation and its counsel to be persons who are "interested persons" of the Adviser or of the Corporation (within the meaning of the 1940 Act).

** Unless otherwise stated, all the Directors and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

# Mr. Pierce and Ms. Quirk are members of the Executive Committee, which may exercise powers of the Directors when they are not in session.

@ The President of a series shall have the status of Vice President of the Corporation.

+  Address: Two International Place, Boston, Massachusetts 02110

++ Address: 345 Park Avenue, New York, New York 10154

Certain accounts for which the Adviser acts as investment adviser owned 1,846,848 shares in the aggregate of the Fund, or 10.91% of the outstanding shares on March 31, 1998. The Adviser may be deemed to be the beneficial owner of such shares of the Fund, but disclaims any beneficial ownership therein.

As of March 31, 1998, 1,252,364 shares in the aggregate, 7.40% of the outstanding shares of the Fund were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

To the knowledge of the Trust, as of March 31, 1998 all Directors and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities Exchange Act of 1934) 440,313 shares, or 2.60% of the shares of the Fund outstanding on such date.

To the knowledge of the Trust, except as stated above, as of January 31, 1998, no person owned beneficially more than 5% of the Fund's outstanding shares, except as stated above.

The Directors and officers of the Corporation also serve in similar capacities with respect to other funds advised by the Adviser.

REMUNERATION

RESPONSIBILITIES OF THE BOARD--BOARD AND COMMITTEE MEETINGS

The Board of Directors is responsible for the general oversight of each Fund's business. A majority of the Board's members are not affiliated with the Adviser. These "Independent Directors" have primary responsibility for assuring that each Fund is managed in the best interests of its shareholders.

The Board of Directors meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Directors review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates, and comparative information regarding fees and expenses of competitive

Several of the officers and Directors of the Corporation may be officers or employees of the Adviser, or of the Distributor, the Transfer Agent, Scudder Trust Company or Scudder Fund Accounting Corporation from whom they receive compensation, as a result of which they may be deemed to participate in the fees paid by the Corporation. The Corporation pays no direct remuneration to any officer of the Corporation. However, each of the Directors who is not affiliated with the Adviser will be compensated for all expenses relating to corporation business (specifically including travel expenses relating to Corporation business). Each of these unaffiliated Directors receives an annual Director's fee of $4,000 from a Fund plus $400 for attending each Directors' meeting, audit committee meeting or meeting held for the purpose of considering arrangements between the Corporation on behalf of a Fund and the Adviser or any of its affiliates. Each unaffiliated Director also receives $150 per committee meeting attended other than those set forth above. For the fiscal year ended October 31, 1997, Directors' fees and expenses amounted to $51,127 for the Fund.

Effective July 1, 1998, each unaffiliated Director will receive an Annual Director's fee of $3,500 from the Fund plus $325 for attending each Director's meeting, audit committee meeting or meeting held for the purpose of considering arrangements between the Corporation on behalf of a Fund and the Adviser or any of its affiliates. Each unaffiliated Director will also receive $100 per committee meeting attended other than those set forth above.

The following table shows the aggregate compensation received by each unaffiliated Director during 1997 from the Registrant and from all funds advised by the Adviser as a group.

                                                                   GLOBAL/INTERNATIONAL FUND,
NAME                                                                          INC.*                   FUND COMPLEX
----------------------------------------------------------------  -----------------------------  ----------------------
Paul Bancroft III,
 Director.......................................................           $    39,750           $    156,922 (20 funds)
Sheryle J. Bolton,
 Director.......................................................           $    45,750           $     86,213 (20 funds)
William T. Burgin,
 Director.......................................................           $    31,205           $     85,950 (20 funds)
Thomas J. Devine,
 Trustee........................................................           $    46,500           $    187,348 (21 funds)
Keith R. Fox,
 Director.......................................................           $     8,485           $    134,390 (18 funds)
William H. Gleysteen, Jr.,
 Director.......................................................           $    45,000           $    136,150 (14 funds)
William H. Luers,
 Director.......................................................           $    45,750           $    117,729 (20 funds)

------------------------------

* Global/International Fund, Inc. consists of five funds: Scudder Global Fund, Scudder International Bond Fund, Scudder Global Bond Fund, Global Discovery Fund and Scudder Emerging Markets Income Fund.

SHAREHOLDER RIGHTS

The Fund is a separate series of Global/International Fund, Inc., a Maryland corporation, and was organized on May 15, 1986, as Scudder Global Fund, Inc. The Corporation changed its name from Scudder Global Fund, Inc. on May 28, 1998. On December 6, 1995, shareholders of Scudder Short Term Global Income Fund approved the change in name and investment objective and policies. On March 5, 1996, directors of Scudder Global Small Company Fund approved the change in name to Scudder Global Discovery Fund, and on April 16, 1998 the Fund changed its name to Global Discovery Fund.

The Board of Directors has subdivided the shares of the Fund into four classes, namely, the Scudder Shares, Kemper Global Discovery Fund Class A, B and C shares. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

The authorized capital stock of the Corporation consists of 800 million shares with $.01 par value, 100 million shares of which are allocated to the Fund, 300 million shares of which are allocated to Scudder Global Bond Fund and 100 million shares of which are allocated to Scudder Emerging Markets Income Fund. Each share of each series of the Corporation has equal voting rights as to each other share of that series as to voting for Directors, redemption, dividends and liquidation. Shareholders have one vote for each share held. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no pre-emptive or conversion rights.

Shares of the Corporation entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

The shares of the Corporation have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

The Directors, in their discretion, may authorize the division of shares of a series into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of any subsequently created classes may bear different expenses in connection with different methods of distribution of their classes.

Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonably believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports.

The Articles of Amendment and Restatement provide that the Directors of the Corporation, to the fullest extent permitted by Maryland General Corporation Law and the 1940 Act shall not be liable to the Corporation or its shareholders for damages. As a result, Directors of the Corporation may be immune from liability in certain instances in which they could otherwise be held liable. The Articles and the By-Laws provide that the Corporation will indemnify its Directors, officers, employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation to the fullest extent permitted by applicable law. Nothing in the Articles or the By-Laws protects or indemnifies a Director, officer, employee or agent against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

No series of the Corporation shall be liable for the obligations of any other series.

ADDITIONAL INFORMATION

OTHER INFORMATION

The CUSIP number of each class of the Fund is Class A, 378947-60-0; Class B, 378947-70-9; and Class C, 378947-80-8.

The Fund has a fiscal year ending October 31.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Adviser in light of the Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

Portfolio securities of the Fund are held separately pursuant to a custodian agreement, by the Fund's custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109.

The law firm of Dechert Price & Rhoads is counsel to the Fund.

The Fund, or the Adviser (including any affiliate of the Adviser), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

The Shares' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Corporation has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments, are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolio of the Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated October 31, 1997 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

Effective April 16, 1998, the Corporation's Board of Directors has approved a name change of the Fund from Scudder Global Discovery Fund to Global Discovery Fund. In addition, the Board of Directors has subdivided the Fund's shares into classes. Shares of the Fund outstanding on such date are redesignated as Scudder Shares of the Fund. The financial statements incorporated herein reflect the investment performance of the Fund prior to the aforementioned reclassification of shares.

APPENDIX

The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds.

RATINGS OF MUNICIPAL AND CORPORATE BONDS
S&P:

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S:

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

A-2